                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       JANUARY 21, 2010 (JANUARY 19, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-24431                 84-1417774
          --------                   ---------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

                   P.O. BOX 7006, AUDUBON, PENNSYLVANIA   19407
                   ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                +(972) 8936 5583
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On January 19, 2010, the Company, together with a group of seven different investors (the "Investors"), paid a total of $3,000,000 to all of the holders
(the "Noteholders") of the Company's $8,881,080 Senior Secured Convertible Notes
(the "Notes"). An amount of $1,000,000 of the funds was provided by the Company from available cash, and the balance of $2,000,000 was provided by the
Investors. As a result of the transaction, $6,881,080 of the Notes were retired.
The balance of $2,000,000 remains outstanding as a secured senior obligation to the Investors in accordance with the terms of the Notes. In addition, as part of the transaction, the Company and the Noteholders exchanged mutual releases, all of the Company's Series B-1 and Series B-2 Warrants issued in the names of the
Noteholders, which were exercisable for an aggregate of 15,000,000 shares of the
Company's common stock, were cancelled, and the Company's Series A Warrants issued in the name of one of the Noteholders, which were exercisable for an aggregate of 3,570,337 shares of the Company's common stock at an exercise price of $0.60 per share, were amended, such that they may be exercised for an aggregate of 2,183,000 shares of the Company's common stock at an exercise price of $0.15 per share.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(D)  EXHIBITS

4.1  Amendment to Series A Warrant dated January 19, 2010.

10.1 Purchase Agreement dated January 19, 2010, between the Company and each of the Noteholders.

10.2 Assignment of Senior Secured Convertible Promissory Note, Security
     Agreement and Guarantee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 21, 2010                          INKSURE TECHNOLOGIES INC.

                                                By: /s/ Yaron Meerfeld
                                                ----------------------
                                                Yaron Meerfeld
                                                Acting Chief Executive Officer